UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RAYONIER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/15/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / 2007 Annual Report to Shareholders

To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 5/1/08.

To request material:      Internet: www.proxyvote.com     Telephone: 1-800-579-1639    **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

50 NORTH LAURA STREET SUITE 1900
JACKSONVILLE, FL 32202

RAYONIER INC.
Vote In Person
You may vote in person at the meeting. However, if you hold your shares in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have this notice in hand when you access the web site and follow the instructions.

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Meeting Location

The Annual Meeting for holders as of 3/17/08 is to be held on 5/15/08 at 4:00 p.m. EDT

at:	245 Water Street
Jacksonville, FL 32202

For directions please call:

904-357-9177

_____________________________________________

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

1.	Election of the nominees listed below as Directors of Rayonier Inc.

01)	James H. Hance, Jr - Class II

02)	Paul G. Kirk, Jr - Class II

03)	Carl S. Sloane - Class II

04)	V. Larkin Martin - Class III

2.	Approval of the Rayonier Incentive Stock Plan

3.	Approval of the Rayonier Non-Equity Incentive Plan

4.	Ratification of the appointment of Deloitte & Touche LLP as the Independent registered public accounting firm for the Company

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5

5.	Approval of the shareholder proposal to ask the Board to take the steps necessary to eliminate its classified structure

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